Clover Health Reports Third Quarter 2023 Results; Highlights Continued Improvement in Financial Performance and Improved 2023 Guidance
Q3 2023 Insurance MCR Improved to 78.5%, bringing year-to-date MCR to 80.8%, and Insurance revenue grew 12% compared to Q3 2022
Company reports Q3 2023 Net Loss of $41.5 million and Adjusted EBITDA loss of $5.1 million

Revised full-year 2023 guidance now reflects Insurance MCR of 81% - 82% and Adjusted EBITDA of ($55) million - ($80) million

FRANKLIN, Tenn. - November 6, 2023 – Clover Health Investments, Corp. (NASDAQ: CLOV) ("Clover," "Clover Health" or the "Company"), a physician enablement company committed to bringing access to great healthcare to everyone on Medicare, today reported financial results for the third quarter 2023. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
For the third quarter 2023, the Company reported revenue of $482.1 million and net loss of $41.5 million. Adjusted EBITDA in the third quarter 2023 significantly improved to a loss of $5.1 million compared to the prior year period loss of $55.5 million. Compared to the third quarter 2022, Insurance revenue grew by 12% to $301.2 million, and MCR improved to 78.5% from 86.3%. Non-Insurance revenue declined by 70% to $176.0 million compared to the third quarter 2022, as a result of our previously disclosed strategic shift, and Non-Insurance MCR was 104.1%.
“We are proud to report another quarter of significantly improved Adjusted EBITDA driven by strong Insurance MCR performance,” said Clover Health CEO Andrew Toy. “Our third quarter results further highlight in particular the compelling value contribution from Clover Assistant in addition to meaningful contributions from operational enhancements, plan design and being paid on 3.5 stars. I am pleased that our Insurance segment continues to deliver strong results via our PPO-first approach. We believe this progress validates our ability to bend the cost curve by empowering clinicians with software to identify and manage chronic diseases earlier.”
“Our third quarter results reflect continued momentum towards sustainable profitability,” said Clover Health CFO Scott Leffler. “In addition to our favorable third quarter and year-to-date performance, we expect to enjoy meaningful tailwinds next year due to efficiencies generated from our previously announced partnership with UST HealthProof, our balanced approach to growth, and the continued maturation of Clover Assistant. Combined, these developments give us increasing optimism in our ability to deliver profitability on an Adjusted EBITDA basis for full year 2024.”
Key Company highlights are as follows:

Dollars in Millions	Q3'23	Q3'22
Insurance revenue	$301.2	$267.9
Non-Insurance revenue	176.0	585.3
Total revenue	482.1	856.8
Insurance MCR	78.5%	86.3%
Non-Insurance MCR	104.1	104.2
Salaries and benefits plus General and administrative expenses ("SG&A") (1)	$102.3	$118.0
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A") (non-GAAP) (1)(2)(3)	68.2	72.6
Net loss	(41.5)	(75.5)
Adjusted EBITDA (non-GAAP) (2)(3)	(5.1)	(55.5)
(1) Salaries and benefits plus General and administrative expenses ("SG&A") is the sum of Salaries and benefits plus General and administrative expenses presented as the GAAP measure in the consolidated financial statements.
(2) Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP) are non-GAAP financial measures. Reconciliations of Adjusted SG&A (non-GAAP) to SG&A and Adjusted EBITDA (non-GAAP) to Net loss, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
(3) Beginning in the first quarter 2023, we updated our definition and presentation of Adjusted EBITDA (non-GAAP) and Adjusted SG&A (non-GAAP) to exclude restructuring costs and non-recurring legal expenses and settlements. Beginning in the second quarter 2023 restructuring costs will be presented separately in the consolidated statement of operations. Restructuring costs and non-recurring legal expenses and settlements are now being excluded because management believes that restructuring costs and non-recurring legal expenses and settlements do not reflect the Company's underlying fundamentals and operating expenses relating to its core businesses or its actual recurring cash expense. The prior period figure has been revised to conform to the updated definition and presentation. For additional information, see the definitions of "Adjusted EBITDA (non-GAAP)" and “Adjusted SG&A (non-GAAP)” in Appendix A.

Financial Outlook
For full-year 2023, Clover Health is updating its guidance as follows:

	Current Guidance	Previous Guidance
Insurance Revenue	$1.21 billion - $1.23 billion	$1.20 billion - $1.23 billion
Non-Insurance Revenue	$0.75 billion - $0.80 billion	$0.75 billion - $0.80 billion
Insurance MCR	81% - 82%	83% - 85%
Non-Insurance MCR	98% - 100%	98% - 100%
Adjusted SG&A (Non-GAAP)(1)	$310 million - $315 million	$315 million - $325 million
Adjusted EBITDA (Non-GAAP)(1)	($55) million - ($80) million	($70) million - ($120) million
(1) Reconciliations of projected Adjusted SG&A (non-GAAP) to projected SG&A, and projected Adjusted EBITDA (non-GAAP) to Net loss, the most directly comparable GAAP measures, are not provided because Stock-based compensation expense, which is excluded from Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.

Lives under Clover Management

	September 30, 2023	September 30, 2022
Insurance members	81,275	88,136
Non-Insurance beneficiaries	51,528	166,432
Earnings Conference Call Details
Clover Health's management will host a conference call to discuss its financial results on Monday, November 6, at 5:00 PM Eastern Time. A live webcast of the call, together with the related materials, can be accessed from Clover Health's Investor Relations website at investors.cloverhealth.com, and an on-demand replay will be available on the same website following the call.
Upcoming Investor Events & Conferences
•Canaccord Genuity 2023 Medical Technology & Diagnostics Forum, November 16, 2023

Any live and archived webcasts and presentations associated with the conferences listed above may be accessed on Clover Health's Investor Relations website at: investors.cloverhealth.com/news-and-events/investor-events-presentations

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "Financial Outlook" and statements regarding expectations relating to potential improvements in Insurance MCR, Non-Insurance MCR, operating expenses, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, including expectations related to Clover Health's "strides towards sustainable profitability," future capital needs and other expectations as to future performance, operations and results (including our updated guidance for 2023). These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our Insurance and Non-Insurance businesses; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical care ratios; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue and businesses, including rules, regulations, and policies relating to healthcare and Medicare; fluctuations in the price of our Class A common stock and our continued compliance with Nasdaq's listing requirements; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty, including the societal and economic impact of the COVID-19 pandemic and its variants; persistent high inflation and interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 1, 2023, as such risks may be updated or amended in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.
About Non-GAAP Financial Measures
We use non-GAAP measures including Adjusted EBITDA, Adjusted SG&A, and Adjusted SG&A as a percentage of revenue. These non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures and Other Items."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.

About Clover Health:

Clover Health (Nasdaq: CLOV) is a physician enablement company committed to bringing access to great healthcare to everyone on Medicare. This includes a health equity-based focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. We operate two distinct lines of business: Insurance and Non-Insurance. Through our Insurance line of business, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. Our Non-Insurance line of business similarly aims to reduce cost-of-care while enhancing the quality of care for patients enrolled in Original Medicare.

Visit: www.cloverhealth.com

Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com
Press Contact:
Andrew Still-Baxter
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS: SELECTED METRICS
(in thousands)

	September 30, 2023	December 31, 2022
Selected Balance Sheet Data:
Cash, cash equivalents, restricted cash(1), and investments	$672,043	$555,293
Total assets	1,059,797	808,620
Unpaid claims	114,415	141,947
Total liabilities	737,945	451,733
Total stockholders' equity	321,852	356,887
(1) Restricted cash relates to $52.7 million and $82.4 million held in escrow at September 30, 2023 and December 31, 2022, respectively, in compliance with a CMS guarantee arrangement in our Non-Insurance business. We expect to settle the related obligation during fiscal year 2023, after which we expect the associated guarantee arrangement to be released by CMS.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Premiums earned, net (Net of ceded premiums of $106 and $116, for the three months ended September 30, 2023 and 2022; net of ceded premiums of $341 and $354 for the nine months ended September 30, 2023 and 2022, respectively)	$301,230	$267,892	$932,699	$814,566
Non-Insurance revenue	176,038	585,311	575,311	1,757,579
Other income	4,798	3,614	15,459	5,751
Total revenues	482,066	856,817	1,523,469	2,577,896

Operating expenses:
Net medical claims incurred	418,959	839,799	1,328,403	2,560,307
Salaries and benefits	60,567	70,142	193,211	209,724
General and administrative expenses	41,747	47,832	141,588	152,569
Premium deficiency reserve benefit	392	(27,476)	(6,556)	(82,428)
Depreciation and amortization	557	616	1,835	2,028
Restructuring costs	1,313	—	7,870	—
Total operating expenses	523,535	930,913	1,666,351	2,842,200
Loss from operations	(41,469)	(74,096)	(142,882)	(264,304)

Interest expense	—	404	7	1,197
Gain on investment	—	980	—	(10,187)
Net loss	$(41,469)	$(75,489)	$(142,889)	$(255,341)
Basic and diluted weighted average number of Class A and Class B common shares and common share equivalents outstanding	480,770,283	477,690,204	480,921,520	475,609,571

Operating Segments

	Insurance	Non-Insurance	Corporate/Other	Eliminations	Consolidated Total
Three Months Ended September 30, 2023	(in thousands)
Premiums earned, net (Net of ceded premiums of $106)	$301,230	$—	$—	$—	$301,230
Non-Insurance revenue	—	176,038	—	—	176,038
Other income	3,338	(478)	14,696	(12,758)	4,798
Intersegment revenues	—	—	43,335	(43,335)	—
Net medical claims incurred	236,533	183,173	4,691	(5,438)	418,959
Gross profit (loss)	$68,035	$(7,613)	$53,340	$(50,655)	$63,107

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended September 30,
	2023	2022
Net loss:	$(41,469)	$(75,489)
Adjustments
Interest expense	—	404
Amortization of notes and securities discount	—	9
Depreciation and amortization	557	616
Gain on investment	—	980
Stock-based compensation expense	33,070	42,641
Premium deficiency reserve benefit	392	(27,476)
Restructuring costs	1,313	—
Non-recurring legal expenses and settlements	1,007	2,775
Expenses attributable to Seek Insurance Services, Inc.	—	6
Adjusted EBITDA (non-GAAP)	$(5,130)	$(55,534)
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended September 30,
	2023	2022
Salaries and benefits	$60,567	$70,142
General and administrative expenses	41,747	47,832
Total SG&A	102,314	117,974
Adjustments
Stock-based compensation expense	(33,070)	(42,641)
Non-recurring legal expenses and settlements	(1,007)	(2,775)
Expenses attributable to Seek Insurance Services, Inc.	—	(6)
Adjusted SG&A (non-GAAP)	$68,237	$72,552

Total revenues	$482,066	$856,817
Adjusted SG&A (non-GAAP) as a percentage of revenue	14%	8%
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions

Adjusted EBITDA - A non-GAAP financial measure defined by us as net loss before interest expense, amortization of notes and securities discount, depreciation and amortization, gain on investment, stock-based compensation expense, premium deficiency reserve benefit, restructuring costs, non-recurring legal expenses and settlements, and expenses attributable to Seek. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.

Adjusted SG&A - A non-GAAP financial measure defined by us as total SG&A less Stock-based compensation expense, less non-recurring legal expenses and settlements, less expenses attributable to Seek Insurance Services, Inc. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of revenue is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales.